UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/10/2011

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24020

DE	61-1321992
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Bullitt Lane Suite 450, Louisville, KY 40222
(Address of principal executive offices, including zip code)

502-329-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The regular annual meeting of the stockholders of Sypris Solutions, Inc. was held in Louisville, Kentucky on May 10, 2011, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management's nominees for directors.

Proposal 1: Election of Directors

All nominees for director listed below were elected.
The term of office for each director will be until the 2014 annual meeting and until their successors shall be elected and qualified.
The final results of the election of directors were as follows:

Name                         For                Withheld       Broker Non-Votes

William G. Ferko      16,709,912       79,589          0
Jeffrey T. Gill          16,733,436         56,065          0
Sidney R. Petersen    16,731,453       58,048          0

The total number of shares of common stock outstanding as of March 17, 2011, the record date of the Annual Meeting of Stockholders, was 19,574,205.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sypris Solutions, Inc.

Date: May 13, 2011	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary